SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant                                           [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Materials Pursuant to Section 240.14a-12

                               Sequoia Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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It is anticipated that the attached material will be released on or around
December 22, 2005.

                                 COMPUTERSHARE
                                 FUND SERVICES
             SEQUOIA/ WO#15998: TOUCH-TONE TELEPHONE VOTING SCRIPT
                              "Sequoia Fund, Inc."
                          EXPECTED MAIL DATE: xx/xx/xx
                     MEETING DATE: Friday, February 24, 2006
                     ---------------------------------------
                   TEST CONTROL NUMBER (s): 998 99999 001 001

OPENING:
WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192,
THE SHAREHOLDER WILL HEAR:
"Welcome! Please enter the number located in the shaded box on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
"To proceed, please enter your 5 or 9 digit zip code exactly as it appears within your address printed on your proxy card or voting instruction card. Please omit the dash"

WHEN THE SHAREHOLDER ENTERS THE ZIPCODE, HE/SHE WILL HEAR:
"This is the automated telephone voting site for the Special Meeting of Stockholders of the Sequoia Fund, Inc."

"Proposal 1:        To VOTE, press 1.     AGAINST, press 9   ABSTAIN, press 0

AFTER THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3." "Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for the proposal is given)."
"To hear how you have voted, press 1."
"To cancel your vote, press 2."
"To save how you have voted, press 3."


IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR A REPEAT OF HOW THEY VOTED.


IF THE SHAREHOLDER PRESSES 2, HE/SHE WILL HEAR:
"Your vote has been canceled."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."


IF THE SHAREHOLDER PRESSES 3, HE/SHE WILL HEAR:
"Your vote has been saved."
"If you would like to start the voting process again, press 1 now." "To end this call, press 0 now."


If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.




69900.0020 #628414